UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: February 5, 2025
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950		38-0549190
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange
6.500% Notes due August 15, 2062	FPRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On February 4, 2025, the Board of Directors of Ford Motor Company (“Ford” or “Company”) approved the appointment of Sherry House as Chief Financial Officer of the Company, effective February 6, 2025. Ms. House, 53, has served as Vice President, Finance since June 3, 2024, the date she joined the Company. In that role Ms. House had primary responsibility for Financial Planning and Analysis at the Company and oversaw the finance organizations for the Company’s customer-focused business segments: Ford Blue, Ford Pro, and Ford Model e. Prior to joining Ford, Ms. House served as the Chief Financial Officer of Lucid Motors from May 2021 until December 2023. Prior to that, she held various positions at Waymo, serving as Director of Corporate Development from January 2019 until June 2020 and as the Treasurer and Head of Investor Relations from July 2020 until April 2021.

    The Compensation, Talent and Culture Committee of the Company’s Board of Directors did not take any compensation actions with respect to Ms. House in connection with her appointment as Chief Financial Officer.

    Ms. House succeeds John Lawler as Chief Financial Officer. Mr. Lawler will retain his position as Vice Chair of the Company, a position he has held since June 3, 2024.

Item 7.01. Regulation FD Disclosure.

    The Company’s news release dated February 5, 2025 is furnished as Exhibit 99 to this Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS*

Designation	Description	Method of Filing

Exhibit 99	News release dated February 5, 2025	Furnished with this Report

Exhibit 104	Cover Page Interactive Data File	**
(formatted in Inline XBRL)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: February 5, 2025	By:	/s/ David J. Witten
David J. Witten
Assistant Secretary

*	Any reference in the attached exhibit(s) to our corporate website(s), other websites, and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.
**	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.